Exhibit 99.1
EnerCom's The Oil and Gas Conference 2011 August 15th, 2011

Forward Looking Statements NYSE: HNR www.harvestnr.com 2 Cautionary Statements: Certain statements in this presentation are forward-looking and are based upon Harvest's current belief as to the outcome and timing of future events. All statements other than statements of historical facts including planned capital expenditures, increases in oil and gas production, Harvest's outlook on oil and gas prices, estimates of oil and gas reserves, business strategy and other plans, estimates, projections, and objectives for future operations, are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include Harvest's concentration of assets in Venezuela; timing and extent of changes in commodity prices for oil and gas; political and economic risks associated with international operations; and other risk factors as described in Harvest's Annual Report on Form 10-K and other public filings. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Harvest's actual results and plans could differ materially from those expressed in the forward-looking statements. Harvest undertakes no obligation to publicly update or revise any forward-looking statements. Harvest may use certain terms such as resource base, contingent resources, prospective resources, probable reserves, possible reserves, non-proved reserves or other descriptions of volumes of reserves. These estimates are by their nature more speculative than estimates of proved reserves and accordingly, are subject to substantially greater risk of being actually realized by the Company. Investors are urged to consider closely the disclosure in our 2010 Annual Report on Form 10-K and other public filings available from Harvest at 1177 Enclave Parkway, Houston, Texas, 77077 or from the SEC's website at www.sec.gov. Contingent resources are resources that are potentially recoverable but not yet considered mature enough for commercial development due to technological or business hurdles. Prospective resources are those quantities of hydrocarbons which are estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects. They indicate exploration opportunities and development potential in the event a discovery is made and should not be construed as contingent resources or reserves. The contingent and prospective resources included in this presentation were internally developed by Harvest Natural Resources.

About Harvest NYSE: HNR www.harvestnr.com 3 Market Data Exchange/Ticker NYSE: HNR Market Capitalization * $ 315 MM Enterprise Value $ 211 MM Cash (06/30/2011) $ 136 MM Debt (06/30/2011) $ 32 MM Shares Outstanding 34.0 MM Institutional Ownership 72% * As of August 11th, 2011

2011 Outlook NYSE: HNR www.harvestnr.com 4 Harvest Value Created in Utah: Pay down debt Fund exploration /appraisal in Indonesia, Gabon and Oman Petrodelta growing production, cash flow, EBITDA and reserves Exposure to High Impact Exploration: Gabon oil discovery Indonesia 2nd well spud - drilling ahead Oman - 1st of 2 wells planned to spud late in the year Continue to explore Strategic Alternatives to unlock further value

Venezuela - Petrodelta NYSE: HNR www.harvestnr.com 5 32% Equity interest in Petrodelta Six fields, 9.1 billion barrels of oil-in- place Growth underway Current production rate of 35,000 BOPD Successful Appraisal and Development Program ongoing in Temblador, Isleno and El Salto Isleno: first horizontal well drilled and producing Investment program funded by Petrodelta cash flow Operations generating solid financial performance 2010 CFO of $192 million (gross) First Half 2011 CFO $107 million (gross) $84 million in dividends (net to HNR) received since 2008 $9.8 million (net to HNR) in dividends declared and receivable Cash Surplus Jan 2010-June 2011: $41 million net to HNR 32% interest South Monagas Unit (SMU): Uracoa, Tucupita, Bombal New Fields: El Salto, Temblador, Isleno 2008 2009 2010 Jan-Jun 2011 Cash From Operations ($MM, Gross) 94 140 192 107 Production (MMBOE, Gross) 7.3 8.6 8.9 5.5 Proved Reserves (MMBOE, net to Harvest) 43.3 46.3 50.0 2P Reserves (MMBOE, net to Harvest) 70.1 83.3 103.6 3P Reserves (MMBOE, net to Harvest) 132.4 224.3 220.6 To be updated at year end

Petrodelta Production NYSE: HNR www.harvestnr.com 6 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 1/1/2006 2/1/2006 3/1/2006 4/1/2006 5/1/2006 6/1/2006 7/1/2006 8/1/2006 9/1/2006 10/1/2006 11/1/2006 12/1/2006 1/1/2007 2/1/2007 3/1/2007 4/1/2007 5/1/2007 6/1/2007 7/1/2007 8/1/2007 9/1/2007 10/1/2007 11/1/2007 12/1/2007 1/1/2008 2/1/2008 3/1/2008 4/1/2008 5/1/2008 6/1/2008 7/1/2008 8/1/2008 9/1/2008 10/1/2008 11/1/2008 12/1/2008 1/1/2009 2/9/2009 3/9/2009 4/9/2009 5/9/2009 6/9/2009 7/9/2009 8/9/2009 9/9/2009 10/9/2009 11/9/2009 12/9/2009 1/9/2010 2/9/2010 3/9/2010 4/9/2010 5/9/2010 6/9/2010 7/9/2010 8/9/2010 9/9/2010 10/9/2010 11/9/2010 12/9/2010 1/9/2011 2/9/2011 3/9/2011 4/9/2011 5/9/2011 6/9/2011 7/9/2011 8/9/2011 9/9/2011 10/9/2011 11/9/2011 12/9/2011 22 21 20 21 21 20 19 20 22 26 26 28 31 27 26 24 23 23 24 22 21 21 23 22 21 22 20 20 20 20 19 19 19 18 18 18 16.92 16.56 16.58 14.86 14.15 15.02 14.73 14.66 13.9 13.36 13.08 12.97 14.3 12.40060714 12.20932258 11.27073333 12.47403226 13.83106667 14.33732258 14.85883871 15.06319355 15.3683871 14.414 14.93367742 14.78 14.61 14.31 15.62 15.26 14.93 13.802 15.819 13.95 12.13 12.22 12.57 12.62922581 12.42478571 15.5713871 13.289 13.823 13.354 12.893 12.48 12.24 11.92 11.36 12.55 12.44 13.501 12.64 13.99 12.87 12.73 1.299392857 1.190677419 0.929266667 1.025967742 1.268933333 1.442677419 1.64116129 1.436806452 1.831612903 1.986 2.466322581 2.63 4 7.11 6.48 7.79 6.06 6.065 5.638 7.99 11.83 11.76 10.07 9.345741935 7.440892857 7.838096774 7.56 7.683 8.125 11.026 11.96 11.73 12.36 14.87 15.82 16.132 15.476 15.94 16.87 16.69 18.57 0 0 0 0 0 0 0 2 2 2 2 2 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 1 1 1 1 1 1 1 2 2 2 2 2 2 2 2 1 1 1 1 1 1 1 1 1 1 1 1 1 2 2 2 2 2 2 2 2 2 2 2 2 2 3 3 3 3 3 Outlook 31.311 33.44 34.48 35.87 37.49 39.03 40.87 # of Drilling Rigs New Fields SMU Production Outlook July 2011 34 MBPD 2004 2005 2006 2007 2008 2009 2010 2011 Conversion Process 2011 Outlook 33,300 BOPD average full year 29,700 BOPD in the first half of 2011 35,000 BOPD current $200 million Capex $69 million in the first half of 2011 Temblador and El Salto Infrastructure 3 rigs for development wells Third rig currently rigging up 24 new oil wells

Petrodelta Well Economics NYSE: HNR www.harvestnr.com 7 Isleno South Reserves, IP and well costs are presented on a gross basis. Average and best well based on the wells drilled in the first half of 2011 and WTI at $80/BBL Average 2010 Ryder Scott Report Average Actual New Wells Best Actual New Well PETRODELTA Uracoa Temblador El Salto Isleno Total Petrodelta 4 1 9 Oil Wells Drilled January-June 2011 2 2 Well Results and Economics PETRODELTA Average Ryder Scott Report Average Actual Jan-June 2011 Best Actual Well 2011 Reserves (Mbls) 820 1,823 4,332 IP (BOPD) 761 1,634 3,285 Cost ($MM) 2.5 3.18 2.21 IRR (%) 112% 183% 613%

Petrodelta Reserves Valuation NYSE: HNR www.harvestnr.com 8 Ryder Scott reserve report @ 12/31/2010 WTI = $79.43/BBL, Venezuela oil price = $70.43/BBL (Net to Harvest Natural Resources) Net Resource Base* Proved Probable Possible Oil, MMBBL 41.7 51.0 111.6 Gas, BCF 50.0 15.4 32.4 Total, MMBOE 50.0 53.6 116.9 Proved 2P 3P Reserves (MMBOE) * 50.0 103.6 220.6 After - Tax PV10 ($MM): As of 12/31/2010: 585 1,102 2,124 After WPT change (1) 505 947 1,826 Per BOE (1) $10.10 $9.14 $8.28 * Net to HNR after 33.33% royalty. (1) Includes the new Windfall Profit Tax. The impact of the Windfall Profit Tax change has been calculated based on HNR's current understanding of the new legislation. The Venezuelan authorities have yet to clarify some issues related to the implementation of the tax. (CHART) $MM At December 31, 2010 Six fields with 9.1 billion barrels OOIP 50.0 million BOE net Proven, 171 million BOE net Probable and Possible 2011 Drilling Program at El Salto, Temblador and Isleno fields will continue to drive reserve additions Petrodelta Reserves Value (After Tax (2)- Net to HNR 32% interest) (2) After Venezuelan Income Taxes but before U.S. Income Taxes

Indonesia - Budong-Budong NYSE: HNR www.harvestnr.com 747,862 acre PSC, Onshore West Sulawesi, Indonesia 64.4% interest Thrust fold belt Several oil and gas surface seeps present 2011 Work Program Exploration drilling 2 wells in separate sub-basins LG-1 P&A prior to TD, gas and oil KD-1 currently drilling Independent thrust folded anticlines Stacked targets - potential reservoirs in Miocene and Eocene clastics Additional multiple leads and prospects identified Appraisal/exploration well activity planned in 2012 2011 Well Locations LG-1 KD-1 9

Lariang - LG Follow-up Prospects

HARVEST



Doda anticline
LG structure
LG Flank stratigraphic play



SP.
2500.0
2600.0
LG-1
Untested shallow amplitudes anomaly on the flank of LG
Untested hydrocarbons @ 450 – 530m
Gas Kick @ 618m
Gas Condensate from MDT sample @ 727m
Gas Kick @ 1262m

Nearby wells drilled by previous operators:

Sarudu-1: TD @ 379 ft, gas & saltwater, 1920's

Sarudu-2: TD @ 386 ft

Sarudu-3: TD @ 811ft, ss @ 587', oil and gas, 1927

NYSE: HNR

www.harvestnr.com 10

KD-1 Exploration Well NYSE: HNR www.harvestnr.com 11 KD-1 spud on June 20th, 2011 Good seismic response and amplitudes at Intra- Eocene level Close proximity to source rock kitchen Near Top Miocene Near Top Eocene Intra Eocene 1 KD-1 13 3/8" @984m OBJECTIVE: Eocene (Primary) Miocene (Secondary) Back-thrust Anticline Gross Unrisked Prospective Resources (MMBBL) Mean P10 P90 Eocene (Primary Target) 118 219 37 Intra-Eocene 1 52 93 16 Intra-Eocene 2 180 330 62

Why are we here? NYSE: HNR www.harvestnr.com 12 Gross Unrisked Prospective Resources (MMBBL) Mean Prospects (8) 1,323 Leads (10) 934 TOTAL 2,257 Two Major Sub-Basins Source kitchen known Extensive oil and gas seeps Undrilled structures on seismic and surface anticlines Proven Trap System Seal proven by LG-1 well Large-scale opportunity 18 prospects and leads 2.3 billion barrels (mean unrisked prospective resources) Favorable fiscal terms See P.I. in Appendix

Gabon - Dussafu

HARVEST

- 680,000 acre PSC, Offshore Gabon
  - 66.667% operated interest
  - Proven hydrocarbon system
  - Existing discoveries on license area
  - Prospectivity identified at multiple levels
    - Post-Salt
    - Pre-Salt Gamba
    - Pre-Salt Syn-Rift

- 2011 Work Program
  - Exploration drilling:
    - Drilled Ruche well to test Gamba reservoir
    - Deepened to test Dentale reservoir
    - Two sidetracks to test extent of Ruche Gamba discovery
  - Additional multiple prospects identified
    - Ruche discovery improves confidence in remaining prospects
    - Reservoir and development studies



3D Seismic
GABON
CONGO
CONGO (DR)
ANGOLA
Atlantic Ocean
0
10
20Km
Gamba Leads
Gamba Prospects
Dentale Prospects
Early Syn-rift Prospects
Post-Salt Leads
2011 Ruche Well DRM-1

NYSE: HNR www.harvestnr.com 13

Dussafu - Ruche Marine-1

HARVEST


Ruche Marine-1
Visualization of Ruche Gamba structure under Salt
N

- **Pre-salt play with stacked targets**
- **Results**
  - Gamba - 60 feet of pay, 90 foot oil column
  - Middle Dentale - 35 feet of oil pay
  - 2 sidetracks to appraise extent of Gamba accumulation – both encountered oil bearing Gamba
    - ST1 – 19 feet of oil pay
    - ST2 – 40 feet of oil pay


SW
Ruche Marine-1 & ST1
NE

Gross Unrisked Contingent Resources (MMBBL)	Mean	P10	P90
Gamba	10	15	6
Middle Dentale	2	5	1

NYSE: HNR
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NYSE: HNR www.harvestnr.com 15 Walt Whitman-1 (96) encountered 55 feet oil column in Gamba sst, 25% porosity Hanging wall 4-way closure Areal extent <700 acres Similar untested larger structure along trend to the NW Mean Resources Walt Whitman Discovery 4 MMBBL (Contingent) NW Walt Whitman Prospect 8 MMBBL (Prospective) Walt Whitman & NW Satellite Average porosity Walt Whitman Walt Whitman-1 North West Walt Whitman prospect Walt Whitman Marine R1

NYSE: HNR www.harvestnr.com 16 Ruche - Path Forward Visualization of Gamba structure with Ruche (green) and Prospects (yellow & Ruche distance Km) N Cluster Development Geoscience & Reservoir Post Well Analysis Characterization of Ruche discovery Integrate Ruche subsalt depth image on neighboring prospects Development planning Field development options Conceptual screening Drilling options Commercial studies Project Scale Integrate facilities and future drilling to maximize value from Ruche and neighboring prospects Expect drilling 1st quarter 2012 on neighboring prospect to advance the development

Why are we here? NYSE: HNR www.harvestnr.com 17 Proven hydrocarbon system Discoveries - Ruche (oil), Moubenga (oil), Walt Whitman (oil), GMC-1X (gas/condensate) Prospectivity at multiple levels Post-Salt (Madiela) - Secondary target in Tchibobo Gamba - Dussafu 3D area >250 MMBBL Syn-Rift Pre-Salt Gross Unrisked Prospective Resources (MMBBL) Mean Prospects (10) 144 Leads (8) 140 TOTAL 284 See P.I. in Appendix Visualization of Gamba structure with Discoveries (green) and Prospects (yellow) Prospects (yellow) Prospects (yellow) Prospects (yellow) Prospects (yellow) N Gross Unrisked Contingent Resources (MMBBL) Mean Oil discoveries (4) 26 TOTAL 26

Oman - Al Ghubar/Qarn Alam NYSE: HNR www.harvestnr.com 18 956,000 acre EPSA, Onshore Oman 80% operated interest (Oman Oil has a 20% interest) Large Paleozoic gas and condensate play in Ghaba Basin beneath shallow oil fields Proximal to infrastructure for domestic and LNG markets with offtake guaranteed by the Omani Government 2011 Work Program Interpretation of reprocessed PSDM 3D seismic Prospect definition 13 prospects evaluated for Barik and Miqrat reservoirs 8.9 TCF + 349 MMBC mean prospective resources Submitted 2 Exploration well proposals Well planning & tendering Drilling 2 Exploration wells 2011/2012 Mafraq South - mean prospective resource 255 MMBOE Al Ghubar North - mean prospective resource 254 MMBOE Offset by Barik, Saih Rawl and Saih Nihayda gas condensate fields containing in excess of 18 TCF and 0.5 billion barrels

Mafraq South Resource Exposure


MFS-A Well Location


Mafraq South-A

- Large salt supported high with stacked reservoir targets in Barik, Miqrat and Amin Formations in both footwall and hanging wall blocks
- 4 prospects evaluated and risked with
- 2 stacked reservoir levels

Mafraq South Gross Unrisked Prospective Resources (MMBOE)	Mean	P10	P90
Barik (Primary Target)	198	347	78
Miqrat	57	98	23

- Net NPV10 (Unrisked) = $464 MM
- Estimated DHC = $8.5 MM
- Net EMV = $124 MM
- Assumptions:
  - Based on mean resources, Barik only
  - WTI: $80/BBL, gas prices as per contract

NYSE: HNR www.harvestnr.com 19

Al Ghubar Resource Exposure www.harvestnr.com 20 NYSE: HNR Al Ghubar North - A AGN-A Well Location Net NPV10 (Unrisked) = $500 MM Estimated DHC = $8 MM Net EMV = $109 MM Assumptions: Based on mean resources, Barik only WTI: $80/BBL, gas prices as per contract Al Ghubar NorthGross Unrisked Prospective Resources (MMBOE) Mean P10 P90 Barik (Primary Target) 214 395 70 Miqrat 40 79 10

Why are we here? NYSE: HNR www.harvestnr.com 21 AL GHUBAR/QARN ALAMMean Gross Unrisked Prospective Resources Condensate (MMBBL) Gas (BCF) Prospects (6) 155 3,916 Leads (7) 194 4,954 TOTAL 349 8,870 See P.I. in Appendix Large-scale opportunity Big Paleozoic structures in proven basin Updip from fields with 18 TCF gas and 500 million barrels condensate Guaranteed offtake and gas price by Omani Government Existing domestic gas and LNG markets 8.9 TCF gas and 349 million barrels condensate in 13 prospects (mean unrisked prospective resource)

Value Exposure of HNR Portfolio NYSE: HNR www.harvestnr.com 22 The Expected Monetary Value (EMV) is a function of the dry hole cost of the well, the NPV of the prospect/lead in the event of discovery and the chance of making a discovery. The value of the assets presented in this chart is estimated by arithmetically adding the EMV10 of each of the prospects and leads for which a chance of success is available. Only prospects and leads with positive EMV are included. The NPV of a discovery has been estimated using the mean prospective resources of the prospect/lead. When applicable, the estimated value of the contingent resources is also included. There can be no assurance that the estimates presented or the underlying assumptions will be realized and that actual results of operations or future events will not be materially different from the estimates presented. These estimates have been internally developed by Harvest Natural Resources. AGQA BUDONG $/share Contingent & Prospective Resources DUSSAFU PETRODELTA 2P NET CASH Share Price Exposure (CHART) Exploration EMV (Based on Mean Resources, $80/BBL WTI and 34 MM shares)

2011 Program NYSE: HNR www.harvestnr.com 23

Why Invest in Harvest? NYSE: HNR www.harvestnr.com 24 Demonstrated ability to generate value through exploration 2011 exposure to high-potential exploration prospects in Indonesia, Gabon and Oman Strong Balance Sheet and Organization Significant Valuation Gap Petrodelta CFO funding strong growth in production Significant weight towards oil relative to our peers Portfolio provides for value exposure in excess of 10x current stock price Commitment to Long Term Shareholder Value

Appendix NYSE: HNR www.harvestnr.com 25

NYSE: HNR www.harvestnr.com 26 Budong Prospect Inventory Prospective Resources Estimates KD KB KDa KF KG KH LB LC LD LE LG L J LA LBa LH LF KA KC KBa Prospects and Leads Volumes are presented on a gross basis Contingent resources are resources that are potentially recoverable but not yet considered mature enough for commercial development due to technological or business hurdles. Prospective resources are those quantities of hydrocarbons which are estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects. They indicate exploration opportunities and development potential in the event a discovery is made and should not be construed as contingent resources or reserves. The contingent and prospective resources included in this presentation were internally developed by Harvest Natural Resources.

Dussafu Prospect Inventory
Contingent and Prospective Resources Estimates

HARVEST

Name	Formation	Unrisked Recoverable Oil/Condensate (MMBBL) P90	P50	P10	Mean	Overall Lead/ Prospect COS
Walt Whitman	Gamba	2	4	6	4	100%
GMC-1x	Gamba	2	5	7	5	100%
Moubenga	Dentale	3	5	8	5	100%
Ruche	Gamba	6	10	15	10	100%
Ruche	Dentale	1	2	5	2	100%
1 Tchibobo North	Gamba	10	26	45	27	19%
1 Tchibobo Dentale	Dentale	6	26	71	34	26%
19	Gamba	0	9	27	12	26%
13 4-Way with amplitude	Gamba	2	8	16	9	52%
14	Gamba	2	5	10	6	45%
26 Jedi West	Gamba	7	12	21	13	30%
10 Hibiscus North	Gamba	5	12	22	13	29%
9 Mupale	Gamba	4	16	39	19	19%
25 NW Walt Whitman	Gamba	0	6	19	8	44%
6	Gamba	1	11	37	15	23%
18	Gamba	0	5	15	6	30%
8 Hibiscus Updip	Gamba	0	4	12	5	30%
11 Moubenga Updip	Gamba	2	5	8	5	32%
3	Gamba	0	4	12	5	29%
2 Tchibobo North East	Gamba	1	4	10	5	29%
4	Gamba	0	3	9	4	22%
29 LMa1	L.Madiela	4	10	21	11	11%
30 LMa2	L.Madiela	1	3	7	4	8%
31 Mukombo Combined	M'Bya	26	72	148	81	11%

Volumes are presented on a gross basis


3D Seismic
Moubenga
Walt Whitman
Ruche
GABON
CONGO
Atlantic Ocean
ANGOLA
0
10
20Km
Gamba Leads
Gamba Prospects
Dentale Prospects
Oil Discoveries
Early Syn-rift Prospects
Post-Salt Leads
Gas Discoveries

Contingent resources are resources that are potentially recoverable but not yet considered mature enough for commercial development due to technological or business hurdles. Prospective resources are those quantities of hydrocarbons which are estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects. They indicate exploration opportunities and development potential in the event a discovery is made and should not be construed as contingent resources or reserves. The contingent and prospective resources included in this presentation were internally developed by Harvest Natural Resources.

NYSE: HNR www.harvestnr.com 27

AGQA Prospect Inventory Prospective Resources Estimates NYSE: HNR www.harvestnr.com 28 Contingent resources are resources that are potentially recoverable but not yet considered mature enough for commercial development due to technological or business hurdles. Prospective resources are those quantities of hydrocarbons which are estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects. They indicate exploration opportunities and development potential in the event a discovery is made and should not be construed as contingent resources or reserves. The contingent and prospective resources included in this presentation were internally developed by Harvest Natural Resources. Volumes are presented on a gross basis